UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 19, 2016

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

U.S. Bancorp (the “Company”) held its 2016 annual meeting of shareholders on Tuesday, April 19, 2016. Shareholders considered five proposals at the meeting, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 8, 2016 (the “Proxy Statement”). The final voting results are reported below.

Proposal I: Election of fourteen directors to serve for a one-year term until the 2017 annual meeting of shareholders.

The Company’s shareholders elected each of the fourteen nominees for director, and the voting results are set forth below:

Name	For	Against	Abstentions	Broker Non-Votes
Douglas M. Baker, Jr.	1,271,572,638	32,097,777	4,361,130	215,300,585
Warner L. Baxter	1,299,401,210	4,298,813	4,331,522	215,300,585
Marc N. Casper	1,298,443,166	5,188,512	4,399,867	215,300,585
Arthur D. Collins, Jr.	1,285,794,318	17,970,801	4,266,426	215,300,585
Richard K. Davis	1,259,404,641	42,949,017	5,677,887	215,300,585
Kimberly J. Harris	1,296,829,752	7,105,795	4,095,998	215,300,585
Roland A. Hernandez	1,263,448,885	39,753,230	4,829,430	215,300,585
Doreen Woo Ho	1,298,562,970	5,314,069	4,154,506	215,300,585
Olivia F. Kirtley	1,297,680,042	6,338,267	4,013,236	215,300,585
Karen S. Lynch	1,300,162,562	3,880,599	3,988,384	215,300,585
David B. O’Maley	1,281,773,624	21,945,943	4,311,978	215,300,585
O’dell M. Owens, M.D., MPH	1,280,672,909	23,255,725	4,102,911	215,300,585
Craig D. Schnuck	1,290,685,341	12,857,933	4,488,271	215,300,585
Scott W. Wine	1,272,540,711	31,137,805	4,353,029	215,300,585

Proposal II: Ratification of the selection of Ernst & Young LLP as the Company’s independent auditor for the 2016 fiscal year.

The Company’s shareholders ratified the selection of Ernst & Young LLP, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,498,039,789	22,257,480	3,034,861	—

Proposal III: Advisory vote to approve the compensation of the Company’s executive officers as disclosed in the Proxy Statement.

The Company’s shareholders gave advisory approval of the compensation of the Company’s executive officers as disclosed in the Proxy Statement, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
1,257,821,566	41,620,104	8,589,875	215,300,585

Proposal IV: Shareholder proposal seeking the adoption of a policy requiring that the Chairman of the Board be an independent director.

The Company’s shareholders did not approve the shareholder proposal, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
217,334,810	1,079,544,578	11,152,157	215,300,585

Proposal V: Shareholder proposal seeking the adoption of a policy requiring senior executives to retain a significant percentage of shares acquired as equity compensation.

The Company’s shareholders did not approve the shareholder proposal, and the voting results are set forth below:

For	Against	Abstentions	Broker Non-Votes
73,232,909	1,222,168,040	12,630,596	215,300,585

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By:	/s/ James L. Chosy
James L. Chosy Executive Vice President and General Counsel

Date: April 21, 2016